LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated September 9, 2013

to Prospectuses Dated August 1, 2013

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Guggenheim VT Long Short Momentum Fund, this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On page two of the prospectus, under Separate Account Investment Options, the following name change is effective October 30, 2013.

Guggenheim U.S. VT Long Short Momentum Fund will change its name to Guggenheim VT Long Short Equity Fund

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS the following name change is effective October 30, 2013.

Guggenheim VT U.S. Long Short Momentum Fund will change its name to Guggenheim VT Long Short Equity Fund

Under CONDENSED FINANCIAL INFORMATION the following name change is effective October 30, 2013.

Guggenheim VT U.S. Long Short Momentum Fund will change its name to Guggenheim VT Long Short Equity Fund

A corresponding name change is hereby made throughout the prospectus.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this supplement for future reference.